                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Electronic Clearing House, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                       THE ELECTRONIC CLEARING HOUSE, INC.


                          _____________________________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 21, 1996


                          _____________________________


To the Shareholders of The Electronic Clearing House, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Electronic Clearing House, Inc. (the "Company") will be held at the Radisson Hotel, Agoura Hills, California on Wednesday, February 21, 1996 at 10:30 a.m. for the following purposes:

     - To elect two Directors to serve for the respective terms specified herein;

     - To ratify or reject the selection of Price Waterhouse as independent public accountants of the Company;

     - To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it promptly in the envelope provided for that purpose.

The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company.

                                  By Order of the Board of Directors,

                                  DONNA L. CAMRAS
                                  CORPORATE SECRETARY


Agoura Hills, California
Dated: January 19, 1996

                                 PROXY STATEMENT

                       THE ELECTRONIC CLEARING HOUSE, INC.
                                  P.O. BOX 3040
                             AGOURA HILLS, CA 91301

                         ANNUAL MEETING OF SHAREHOLDERS
                                February 21, 1996

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") which will be held on February 21, 1996 at 10:30 a.m., Pacific Standard Time, at the Radisson Hotel, Agoura Hills, California. The approximate mailing date of this Proxy Statement is January 19, 1996.

                                     PROXIES

The shares represented by proxy in the form solicited by the Board of Directors of the Company will be voted at the Meeting if the proxy is returned to the Company properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of all nominees for directors of the Company as a group, or may withhold authority to vote for any one or more of the nominees for directors, and for the approval of the other proposals described herein.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of the person listed below under "Election of Directors". Although the Board of Directors does not know whether any nominations will be made at the meeting other than those set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the Proxy. The Company is not aware of any matters to be voted upon at the meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders; if any other matters are properly brought before the meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

PLEASE MARK, SIGN and DATE the enclosed proxy card and RETURN it promptly in the enclosed envelope provided for this purpose.

                                       1.

On January 2, 1996, the record date for determining shareholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote at the meeting 11,046,804 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on any matter brought before the meeting, including election of the directors. The Articles and By-Laws of the Company do not contain any provision for cumulative voting.

The presence of a majority of the total number of outstanding shares of Common Stock entitled to vote at the meeting, in person or by proxy, is required to constitute a quorum at the Annual Meeting.

                      TOTAL RETURN TO SHAREHOLDERS
                      Dividends Reinvested Monthly
                  Base = $100 Invested September 30, 1990

                                                  NASDAQ
                                 ECHO    NASDAQ   MANUF*
                  Sept 1991      283      157      169
                  Sept 1992      100      176      182
                  Sept 1993      233      231      191
                  Sept 1994      133      231      213
                  Sept 1995      108





                        PRINCIPAL OWNERS OF COMMON STOCK

The following table sets forth the beneficial owners of more than 5% of the Company's voting securities.

                                               Amount of
  Title            Name and Address            Beneficial      Percent
of Class          of Beneficial Owner          Ownership       of Class
--------          -------------------          ----------      --------
Common            Don Lapre                    701,000         6.35%
                  3550 N. Central
                  Phoenix, AZ 85012

                                       2.

Common            Prudential Insurance Co.     702,450         6.36%
                  Prudential Plaza
                  Newark, NJ  07102

Common            Michael Rich                 594,000         5.38%
                  245 E. 87th St.
                  New York, NY  10128

Common            Dr. Kenneth Van Zyl          889,313[1]      8.05%
                  1859 St. Andrews Drive
                  McMinnville, OR  97128

__________________

[1] 447,900 shares of Dr. Van Zyl's common stock is 22,395 of unconverted Preferred Series H Stock.

To the Company's knowledge, no other individual has beneficial ownership or control over 5% or more of the Company's outstanding Common Stock.

The following table sets forth the number of shares of Common Stock owned beneficially by the Company's officers and directors as of September 30, 1995:


                                  Number of Shares           Percentage of
Name & Address                   Beneficially Owned          Common Stock 1
--------------                   ------------------          --------------
Donald R. Anderson                588,659[2,3,7,10]               5.08%
28001 Dorothy Drive
Agoura Hills, CA 91301

Joel M. Barry                     729,250[7]                      6.23%
28001 Dorothy Drive
Agoura Hills, CA 91301

Donna Camras                       81,300[6,7]                     .73%
28001 Dorothy Drive
Agoura Hills, CA 91301

Jesse Fong                        150,110[4,7]                    1.34%
28001 Dorothy Drive
Agoura Hills, CA 91301

R. Marshall Frost                 100,000[7]                       .90%
28001 Dorothy Drive
Agoura Hills, CA 91301

David Griffin                     253,312[7,9]                    2.24%
28001 Dorothy Drive
Agoura Hills, CA  91301



                                       3.

Fariborz Hamzei                   150,000[5]                      1.34%
28001 Dorothy Drive
Agoura Hills, CA  91301

Herbert L. Lucas, Jr.             291,889[5,8]                    2.61%
12011 San Vicente Blvd.
Los Angeles, CA 90049

David Olert                       160,000[7]                      1.43%
28001 Dorothy Drive
Agoura Hills, CA 91301

Carl W. Schafer                   200,000[5]                      1.78%
16 Farber Road
Princeton, NJ 08540

Lisa Snyder                       260,013[7]                      2.30%
28001 Dorothy Drive
Agoura Hills, CA  91301

Jack Wilson                       160,000[7]                      1.43%
28001 Dorothy Drive
Agoura Hills, CA 91301

__________________

 [1] Outstanding common shares with effect given to individual shareholder's conversion of preferred stock, options and warrants described in footnotes 2 through 10.
 [2] Includes 45,473 shares owned by the Anderson Family Trust of which Mr.
     Anderson is a co-trustee and 1,775 shares owned by Mr. Anderson's wife. [3] Reflects conversion of Series H Convertible Preferred Stock into common stock.
 [4] Includes warrants awarded by the Board of Directors of the Company.
 [5] Includes options granted to outside directors.
 [6] Includes 1,300 shares owned by Ms. Camras's daughter.
 [7] Includes options according to the terms of the Incentive Stock Option
     Plan.
 [8] Includes 36,364 shares indirectly owned by Mr. Lucas through a trust for his wife.
 [9] Includes 675 shares owned by Mr. Griffin's wife.
[10] Includes 310,000 options granted to Mr. Anderson pursuant to his employment agreement of September 15, 1994.


                              ELECTION OF DIRECTORS

Two directors are proposed to be elected at the Annual Meeting. The directors will be elected to hold office until the conclusion of their respective three-year term and thereafter until the election and qualification of his successor.

NOMINEES
The nominees for re-election to the Board of Directors are Joel M. Barry and Fariborz Hamzei.

                                       4.

DIRECTORS
The current members of the Board of Directors are:

                                      Director        Position with      Term Ending
Name                         Age       Since           the Company        February:
----                         ---      --------        -------------      -----------

Donald R. Anderson           60         1986          President, COO         1998
                                                      and Director

Joel M. Barry                45         1986          Chairman and CEO       1996

Fariborz Hamzei              38         1988          Director               1996

Herbert L. Lucas, Jr.        69         1991          Director               1997

Carl W. Schafer              60         1986          Director               1998



DONALD R. ANDERSON, age 60, has been President and a Director of the Company since December 4, 1986. Mr. Anderson was Chief Executive Officer from December 4, 1986 to June 29, 1990, at which time he became Chief Operating Officer of the Company. Mr. Anderson is also President and a Director of the Electronic Payment Services (EPS), XpressCheX and National Credit Card Reserve (National) subsidiaries and a Director of the Computer Based Controls, Inc. (CBC) subsidiary. Mr. Anderson received his B.S. degree in mathematics and his M.S. degree in engineering from California State University. He participated in the founding of Science Dynamics Corporation, a medical information systems company, in August, 1969, and served as its Vice President until October, 1984, when Science Dynamics was purchased by McDonnell Douglas Corporation. From October, 1984, until December, 1986, Mr. Anderson was employed by McDonnell Douglas Corporation as Vice President, Market Research and Product Planning. In August, 1992, he was appointed to the Board of Directors of Pacific Christian College and has served as a Director on the Board of Cornerstone Christian School since September, 1994.

JOEL M. BARRY, age 45, has been a Director of the Company since July 8, 1986, Chairman of the Board since December 26, 1986, Chief Financial Officer from May 1, 1987 to July 9, 1990, and Executive Vice President from October 12, 1987 to June 29, 1990, when he was designated Chief Executive Officer of the Company. Mr. Barry is also a Director and Chief Executive Officer of the National and CBC subsidiaries. Since approximately August, 1981 through various entities, Mr. Barry has been a lecturer and investment counselor regarding investment partnerships. Mr. Barry was the founder and President of Basics Financial Planning & Investments, Inc. ("Basics"), a financial management firm, formed in August, 1983 and dissolved in June, 1991. Basics is the successor to Dynamic Seminars, a firm founded by Mr. Barry in August, 1981.

FARIBORZ HAMZEI, age 38, is currently an independent financial consultant, specializing in real estate investments. Mr. Hamzei was President of Caspian Capital Corporation, Los Angeles, California, from July, 1990 to December, 1991, and Executive Vice President of Caspian Capital Corporation from August, 1988 to July, 1990. Previously, he was President and Chief Executive Officer of International Message Switching Corporation, a publicly held company, from August, 1987 to October, 1987. Mr. Hamzei has also held various positions in two high tech start-up companies, and from 1978 through 1982 held various management positions at Northrop's Aircraft Division. Mr. Hamzei holds a BSE degree from Princeton University.

                                       5.

HERBERT L. LUCAS, JR., age 69, received a BA degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration. He served as President from 1972 to 1981 of Carnation International in Los Angeles and a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has served on the Board of Directors of various financial and business institutions including Target Corporation, Arctic Alaska Fisheries, Inc., BioTechniques Laboratories and Sunworld International Airways, Inc. Mr. Lucas also serves as a Trustee of the J. Paul Getty Trust, the Harvard/Westlake School, and Winrock International Institute for Agricultural Research and Development. He is also a former member of the Board of Trustees of Princeton University.

CARL W. SCHAFER, age 60, has been a Director since July, 1986. Mr. Schafer was Financial Vice President and Treasurer (Chief Financial Officer) of Princeton University from July, 1976 to October, 1987. From October, 1987 to April, 1990, Mr. Schafer was a Principal of Rockefeller & Co., Inc. of New York, an investment management firm. He is a Trustee of The Atlantic Foundation and Harbor Branch Institution and became President of the Atlantic Foundation in April, 1990. Mr. Schafer also holds the following positions:
Director/Trustee of the Kidder Peabody Family of Mutual Funds; Director of Wainoco Oil Corporation, an oil and gas producer and refinery; Director of Evans Systems, Inc., a petroleum product marketer, convenience store, and diversified company; Director of Bio Techniques Laboratories, Inc., an agricultural biotechnology company; Director of The Jewish Guild For The Blind and The Johnson Atelier and School of Sculpture. He graduated from the University of Rochester in 1958, and served with the U.S. Bureau of the Budget, successively, as Budget Examiner, Legislative Analyst, Deputy Director and Director of Budget Preparation. He resides in Princeton, New Jersey.

BOARD OF DIRECTORS' MEETINGS
During fiscal year 1995, there were three regular meetings of the Board of Directors. Mr. Lucas attended two meetings and the remaining directors attended all three meetings.

OFFICERS
Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board of Directors.


                             EXECUTIVE COMPENSATION

CASH COMPENSATION OF OFFICERS
The following table sets forth the total compensation paid and stock options and warrants offered by the Company to its Chief Executive Officer and to each of its most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during the fiscal years ended September 30, 1995, 1994 and 1993.

                                       6.

                           SUMMARY COMPENSATION TABLE

                                                         Annual            Long Term
                                                       Compensation       Compensation
                                                      --------------      -------------
                      Capacities in                                        Securities
Name                   Which Served        Year          Salary[1]      Underlying Options[2]
----                  -------------       ------      --------------    ---------------------
Joel M. Barry       Chairman/Chief         1995          $115,000            650,000
                    Executive Officer      1994           115,000
                                           1993           117,393

D.R. Anderson       President/Chief        1995          $159,852[3]         310,000
                    Operating Officer      1994           120,772             50,000
                                           1993           118,306            150,000

1 The Company has no pension, retirement, savings, annuity or similar benefit plan. There has been no compensation paid other than that indicated in the above table. No bonuses pursuant to employment agreements were granted in the three fiscal years presented.

2   None of these options have been exercised. See "Stock Option Plan".

3 According to the terms of Mr. Anderson's employment agreement, $120,000 was annual income and $39,852 was repayment of deferred income.


                         FISCAL 1995 OPTION GRANTS TABLE

The following table sets forth the stock options granted to the Company's Chief Executive Officer and each of its executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during fiscal 1995. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of the Company's stock at a future date, which may or may not correspond to the following projections.

                                       7.

                                                                     Potential Realization
                                                                        Value at Assumed
                                                                         Annual Rates of
                                                                           Stock Price
                              Percent of                                 Appreciation for
                            Total Granted   Exercise                        Option Term
                  Options  to Employees in   Price     Expiration   ------------------------
Name              Granted    Fiscal Year     ($/SH)       Date      5% ($)[2]    10% ($)[2]
----              -------  ---------------   ------    -----------  ---------  -------------
D.R. Anderson     310,000       28%          $.50          [1]        $.0           $.0

Joel M. Barry     650,000       59%          $.40          [1]      $13,000       $26,000

___________

[1] Mr. Anderson's options expire on April 5, 1999 and Mr. Barry's options expire September 30, 2000. The options are fully vested upon grant. See "Stock Option Plan".

[2] Based on 5% and 10% appreciation of Common Stock with a closing bid of $0.56 at date of grant, April 5, 1994, and $0.40 at date of grant at September 30, 1995, and closing bid of $0.40 at September 30, 1995.


The following table sets forth the number of unexercised options and warrants held by the Company's Chief Executive Officer and each of its executive officers other than the Chief Executive Officer whose compensation exceeded $100,000 during fiscal 1994. No options/warrants have been exercised and no options/warrants are in the money.

                      AGGREGATED OPTION/SAR EXERCISES AND
                       FISCAL-YEAR OPTION/SAR VALUE TABLE

                                                                        Value of
                                                   Number of           unexercised
                     Shares                       unexercised         in-the-money
                  acquired on       Value         options/SARS        Options/SARS
Name               exercise #     realized $        FY-end #           at FY-end $
----              -----------     ----------      ------------         -----------
Joel M. Barry                                       650,000
D.R. Anderson                                       510,000


COMPENSATION OF DIRECTORS
Outside directors are entitled to receive $1,500 per quarterly meeting they attend plus reasonable expenses incurred in connection therewith. Directors are not compensated for special meetings other than regular quarterly meetings.

STOCK OPTION PLAN
On May 13, 1992, the Company's Board of Directors authorized adoption of an Incentive Stock Option Plan ("Plan"), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 325,000 stock options, each to purchase one share of the

                                       8.

Common Stock for $0.85 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

During fiscal 1994, Mr. Anderson converted 150,000 warrants to common stock options exercisable at $0.85.

On April 5, 1994, Donald R. Anderson was granted 50,000 five-year options each to purchase one share of common stock at $0.56 per share.

On September 13, 1994, the Company's Board of Directors authorized an increase in the Plan to 2,375,000 options. The Plan was ratified by shareholders at the Annual Meeting held on February 15, 1995.

On September 30, 1995, Joel M. Barry was granted 650,000 five-year options each to purchase one share of common stock at $0.40 per share.

EMPLOYEE BENEFIT PLANS
The Company does not presently have a formal stock option plan for employees.

EMPLOYMENT AGREEMENTS
Mr. Anderson entered into a three-year employment agreement, effective October 1, 1994, which provides for a salary of $120,000 during fiscal 1995, $125,000 during fiscal 1996 and $130,000 during fiscal 1997, plus a retirement plan contribution of $60,000 per year for the term of the agreement or 3% of the pre-tax earnings of the Company, whichever is greater, up to a maximum allocation in any year of $120,000. In connection with this agreement, the Company also issued Mr. Anderson 310,000 options, each to purchase one share of Common Stock at $0.50 per share, vested over the three years of this agreement.

Mr. Barry entered into a five-year employment agreement on June 29, 1990, which expired June 30, 1995.

PROFIT SHARING PARTICIPATION
A total of 6 1/2% of the pre-tax net profits of the Company may be paid as bonuses to senior officers of the Company. 2 1/2% of such bonuses are discretionary. As noted above, with respect to the employment agreements, Mr. Anderson is entitled to an annual bonus of 3% of the Company's pre-tax net profits. Mr. Olert is entitled to an annual bonus of 1% of the Company's pre-tax net profits. Additionally, the Board of Directors has granted Mr. Anderson the authority and discretion to distribute up to 2 1/2% of the annual pre-tax net profits to other "Senior Officers".

With the exception of the foregoing, the Company has no bonuses, profit-sharing or other remuneration plans, pension or retirement plans in which any of its officers or directors participate.


   ------------------------------------------------------------------

                                       9.

                             DESCRIPTION OF PROPOSAL

PROPOSAL 1

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF AUDITORS

The Board of Directors has appointed Price Waterhouse, independent certified public accountants, as auditors of the Company for the current fiscal year. Price Waterhouse has audited the financial statements of the Company since 1982, and has no other relationship with or interest in the Company.

                    ------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSAL.

UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.
                        ---

SHAREHOLDER PROPOSALS AND OTHER MATTERS
Any shareholder desiring to have an appropriate proposal for action presented at next year's Annual Meeting of Shareholders, now scheduled for February, 1997, and who wishes to have it set forth in the Proxy Statement and form of Proxy for the meeting, must notify the Company and submit the proposal in writing for receipt at the Company's executive offices as noted above not later than October 31, 1996.

If any other matters arise at the Meeting, it is intended that the shares represented by Proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxies.

A copy of the Company's Annual Report to the Securities and Exchange Commission of Form 10-K may be obtained without charge by any beneficial owner of the Company's Common Stock upon written request addressed to Donna Camras, Secretary, 28001 Dorothy Drive, Agoura Hills, CA 91301.

                                 By order of the Board of Directors,

                                 DONNA L. CAMRAS
                                 CORPORATE SECRETARY

Dated:  January 19, 1996

                                       10.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no choice is specified, this proxy will be voted for the election of the nominated directors and for proposals 1 and 2. The shares represented by this proxy will be voted as directed, or if directions are not indicated, will be voted for the election of the persons listed in the proxy statement as directors of this corporation for the ensuing term, in the manner described in the proxy statement.
                       ELECTRONIC CLEARING HOUSE, INC.
         P.O. BOX 3040, 28001 DOROTHY DRIVE, AGOURA HILLS, CA  91301
                                  P R O X Y
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned shareholder(s) hereby appoint(s) Donald R. Anderson and Carl W. Schafer, and either of them, proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on January 2, 1996, at the Annual Meeting of Shareholders of Electronic Clearing House, Inc. to be held on February 21, 1996, or any adjournment thereof.

   -------------------------------------------
  |                                          |
  |                                          |
  |                                          |
   -------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/
                                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(DETACH HERE AND RETURN THIS PORTION ONLY)

                     ELECTRONIC CLEARING HOUSE, INC. PROXY

The undersigned authorize(s) the proxies to vote on the matters set forth in the Proxy Statement of the Company dated February 21, 1996, as follows:

ELECTION OF DIRECTORS

The Nominees are:  JOEL M. BARRY, FARIBORZ HAMZEI

/ / For the Nominees Listed or, if needed nominee is unable to serve, for a substitute nominee.

/ / Withhold Authority to Vote for
    Nominees Listed in the Proxy Statement.

PROPOSALS

For   Against  Abstain
/ /     / /     / /   1. PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE
                         AS INDEPENDENT PUBLIC ACCOUNTANTS.

/ /     / /    / /    2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER
                         BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Please sign exactly as name appears on stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


-------------------------------------    ------------------------------  -----
NAME/SIGNATURE IN WHICH STOCK IS HELD    NAME/SIGNATURE IF HELD JOINTLY   DATE

Please mark, sign, date and return this Proxy promptly. Thank you. PLEASE INDICATE ANY CHANGES IN ADDRESS ON REVERSE OF PROXY CARD.